Derivative financial instrument liabilities (Details Narrative) $ in Thousands	12 Months Ended
Aug. 31, 2025 USD ($)
Derivative Financial Instrument Liabilities
Gold collar contracts	600 gold ounces per month for a total of 3,000 gold ounces to be settled from January 2024 to May 2024, at a maximum and minimum gold price of $2,150 and $1,850 per gold ounce, respectively.
Gold ounces expired unexercised	$ 1,200
Zero cost collar contracts outstanding	$ 0